Exhibit 10.1g
EXECUTION VERSION
CONSENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT
          THIS CONSENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 19, 2007 by and among COMSYS SERVICES LLC, a Delaware limited liability company (“COMSYS Services”), COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation (“COMSYS IT”), PURE SOLUTIONS, INC., a California corporation (“Pure Solutions”), PLUM RHINO CONSULTING, LLC, a Delaware limited liability company and successor in interest to Plum Rhino Consulting, LLC, a Georgia limited liability company (“Plum Rhino”), PRAEOS TECHNOLOGIES, LLC, a Delaware limited liability company and successor by merger to Praeos Technologies, Inc., a Georgia corporation (“Praeos”; COMSYS Services, COMSYS IT, Pure Solutions, Plum Rhino and Praeos are referred to herein each individually as a “Borrower” and collectively as the “Borrowers”), COMSYS IT PARTNERS, INC., a Delaware corporation (“Holdings”), PFI LLC, a Delaware limited liability company (“PFI”), COMSYS IT CANADA, INC., a North Carolina corporation (“COMSYS Canada”), ECONOMETRIX, LLC, a Delaware limited liability company (“Econometrix”), COMSYS Services, acting in its capacity as borrowing agent and funds administrator for the Borrowers (in such capacity, the “Funds Administrator”), the financial institutions from time to time parties thereto (the “Lenders”), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as administrative agent (the “Agent”), Sole Bookrunner and Sole Lead Arranger, ING CAPITAL LLC, as co-documentation agent, ALLIED IRISH BANKS PLC, as co-documentation agent, BMO CAPITAL MARKETS FINANCING, INC., as co-documentation agent (together with ING Capital LLC and Allied Irish Banks PLC, the “Co-Documentation Agents”), and GMAC COMMERCIAL FINANCE LLC, as syndication agent (the “Syndication Agent”).
WITNESSETH:
          WHEREAS, the Borrowers, Holdings, PFI, COMSYS Canada, Econometrix, the Agent, the Co-Documentation Agents, the Syndication Agent and each Lender are parties to that certain Credit Agreement dated as of December 14, 2005 (as the same has been and may hereinafter be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”);
          WHEREAS, the Borrowers have requested, among other things, that the Agent and the Lenders consent to (A) the formation by COMSYS IT of TWC Group Consulting, LLC, a Delaware limited liability company (“TWC Acquisition Sub”), as a Wholly-Owned Subsidiary of COMSYS IT and (B) the acquisition (the “TWC Acquisition”) by TWC Acquisition Sub of substantially all of the assets and certain of the liabilities of T. Williams Consulting, LLC, a Delaware limited liability company (“TWC Seller”) used in the “Business” (as such term is defined in the TWC Purchase Agreement described herein) (the “TWC Acquired Business”), for an aggregate purchase price not to exceed $16,500,000 plus any working capital adjustment that may be required to be paid in accordance with Section 1.4(c) of the TWC Purchase Agreement described herein, and as in effect on the date hereof (the “TWC Net Working Capital Adjustment”) plus up to $7,500,000 of possible earnout payments (the “TWC Earnout”), required pursuant to Section 1.5 of the TWC Purchase Agreement, as in effect on the date hereof, which such consideration shall consist solely of (i) $16,500,000 of the proceeds of

Revolving Loans (approximately $500,000 of which shall be immediately used to repay existing Debt of the TWC Seller) plus payments in respect of the TWC Net Working Capital Adjustment, and (ii) the TWC Earnout payment, which may be paid no earlier than February 15, 2009, subject to and in accordance with the terms and conditions set forth in that certain Asset Purchase Agreement (the “TWC Purchase Agreement”; the TWC Purchase Agreement, together with each other document, agreement and instrument executed in connection therewith, in each case, as in effect on the date hereof, the “TWC Purchase Documents”) dated as of December 19, 2007, by and among TWC Acquisition Sub and the TWC Seller; and
          WHEREAS, the Borrowers have also requested, among other things, that the Agent and the Lenders amend the Credit Agreement in certain respects; and
          WHEREAS, the Agent and the Lenders agree to accommodate such requests of the Credit Parties, on the terms and subject to the conditions herein set forth.
          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
          1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.
          2. Amendments. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is amended as set forth in this Section 2:
          (a) Preamble. The Preamble to the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“CREDIT AGREEMENT dated as of December 14, 2005 among COMSYS SERVICES LLC, a Delaware limited liability company and successor by merger to Venturi Technology Partners, LLC (“COMSYS Services”), COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation and successor by merger to COMSYS Holding, Inc. (“COMSYS IT”), PURE SOLUTIONS, INC., a California corporation (“Pure Solutions”), PRAEOS TECHNOLOGIES, LLC, a Delaware limited liability company and successor by merger to Praeos Technologies, Inc., a Georgia corporation (“Praeos”), PLUM RHINO CONSULTING, LLC, a Delaware limited liability company and successor in interest to Plum Rhino Consulting, LLC, a Georgia limited liability company (“Plum Rhino”; COMSYS Services, COMSYS IT, Pure Solutions, Plum Rhino and Praeos, together with each other Person who becomes a borrower hereunder by execution of a joinder in the form of Exhibit I attached hereto, are referred to herein each individually as a “Borrower” and collectively as the “Borrowers”), COMSYS IT PARTNERS, INC., a Delaware corporation (“Holdings”), PFI LLC, a Delaware limited liability company (“PFI”), COMSYS IT CANADA, INC., a North Carolina corporation, ECONOMETRIX, LLC, a Delaware limited liability company, COMSYS Services, acting in its capacity as borrowing agent and funds administrator for the Borrowers (in such capacity, the “Funds Administrator”), the financial institutions from time to time parties hereto, each as a Lender, and MERRILL

LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., individually as a Lender, as administrative agent (the “Agent”), Sole Bookrunner and Sole Lead Arranger, ING CAPITAL LLC, as co-documentation agent and as a Lender, BMO CAPITAL MARKETS FINANCING, INC., as co-documentation agent and as a Lender, ALLIED IRISH BANKS PLC, as co-documentation agent (together with BMO Capital Markets Financing, Inc. and ING Capital LLC, the “Co-Documentation Agents”) and as a Lender, and GMAC COMMERCIAL FINANCE LLC, as syndication agent (the “Syndication Agent”) and as a Lender.”
          (b) Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:
“Seventh Amendment” means that certain Consent and Seventh Amendment to Credit Agreement dated as of the Seventh Amendment Effective Date by and among the Borrowers and certain other Credit Parties, the Agent, the Co-Documentation Agents, the Syndication Agent and the Lenders.
“Seventh Amendment Effective Date” means December 19, 2007.
“TWC Acquisition” means the acquisition by TWC Acquisition Sub of substantially all of the assets of the TWC Seller, in accordance with the terms set forth in the TWC Purchase Agreement, as in effect on the Seventh Amendment Effective Date.
“TWC Acquisition Sub” means TWC Group Consulting, LLC, a Delaware limited liability company.
“TWC Earnout” means all amounts payable in accordance with Section 1.5 of the TWC Purchase Agreement, as in effect on Seventh Amendment Effective Date.
“TWC Purchase Agreement” means that certain Asset Purchase Agreement dated as of the December 19, 2007, by and among TWC Acquisition Sub and the TWC Seller, and all documents, agreements and instruments executed in connection therewith.
“TWC Seller” means T. Williams Consulting, LLC, a Delaware limited liability company.
          (c) Section 1.1. Section 1.1 of the Credit Agreement is hereby further amended by substituting the following definitions of the terms set forth below in lieu of the current versions of such definitions contained in Section 1.1 of the Credit Agreement:
“Debt” of a Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services (except trade accounts payable arising and payable in the ordinary course of business and except any working capital adjustment that may be required to be paid in accordance with (A) Section 1.4 of the PS Purchase Agreement, as in effect on the PS Closing Date, (B) Section 1.3(c) of the Plum Rhino Purchase Agreement, as in effect on the Fifth Amendment Effective Date, (C) Section 1.3(c) of the Praeos Purchase Agreement, as in effect on the Sixth Amendment Effective Date, and (D) Section 1.4(c) of the TWC Purchase Agreement, as in effect on the Seventh Amendment Effective Date), (iv) all Capital Leases of such Person, (v) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all equity securities of such Person subject to repurchase or redemption on a date which is prior to the Commitment Expiry Date at the option of the holder thereof, other than repurchases and redemptions (a) as a result of a change of control with respect to such Person or a sale of all or substantially all of the assets of such Person or (b) as a result of a “Fundamental Change” or a “Change in Ownership” (in each case, as defined in the Holdings Certificate of Designations), (vii) all obligations secured by a Lien on any asset of such Person, whether or not such obligation is otherwise an obligation of such Person, (viii) Earnouts and other similar payment obligations including, without limitation, the PS Earnout, the Plum Rhino Earnout, the Praeos Earnout and the TWC Earnout (provided, that, solely for purposes of determining compliance by the Credit Parties with the respective financial covenants set forth in Article VII, as of any date of determination, the amount of an Earnout or similar payment obligation shall be deemed to be equal to the sum of, without duplication, (a) any liquidated amounts actually due and owing on account of such Earnout or similar payment obligation, to the extent not yet paid, and (b) all amounts reasonably expected to be paid by the Borrowers, as determined by the Borrowers in their reasonable business judgment, in each case, during the immediately succeeding four (4) fiscal quarter period), and (ix) all Debt of others Guaranteed by such Person.
“Financing Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Notes, the Security Documents, the Information Certificate, the Fee Letter, any subordination agreement to be entered into among the Agent, the Borrowers and Holdings in connection with the Holdings Intercompany Loan, the Assignment of PS Purchase Agreement, the Collateral Assignment of Plum Rhino Purchase Agreement, the Collateral Assignment of Praeos Purchase Agreement, the Collateral Assignment of TWC Purchase Agreement, any fee letter between Merrill Lynch and any Borrower relating to the transactions contemplated hereby, any Swap Contract entered into between any Credit Party and any Eligible Swap Counterparty, and all other documents, instruments and agreements contemplated herein or thereby and executed concurrently by a Credit Party with or in favor of the Agent or the Lenders in connection herewith or at any time and from time to time hereafter, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

“Operative Documents” means the Financing Documents, the Merger Documents, the PS Purchase Documents, the Plum Rhino Purchase Agreement, the Praeos Purchase Agreement, the TWC Purchase Agreement, the Venturi Staffing Purchase Agreement and the Equity Documents.
“Plum Rhino” has the meaning set forth in the Preamble to this Agreement.
“Praeos” has the meaning set forth in the Preamble to this Agreement.
          (d) Section 3.4. Section 3.4 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“Section 3.4 Capitalization.
     The authorized equity securities of each of the Credit Parties as of the Closing Date is as set forth on the Information Certificate. All issued and outstanding equity securities of each of the Credit Parties are duly authorized and validly issued, fully paid, nonassessable, and, solely with respect to the equity securities of PFI, each Borrower, COMSYS Canada, Econometrix, Plum Rhino and each of their respective Subsidiaries, free and clear of all Liens other than those in favor of Agent for the benefit of Agent and Lenders and other Liens permitted pursuant to Section 5.2(d), and all such equity securities of each Credit Party were issued in compliance with all applicable state, federal and foreign laws concerning the issuance of securities. The identity of the holders of the equity securities of each of the Credit Parties and the percentage of their fully-diluted ownership of the equity securities of each of the Credit Parties as of the Closing Date is set forth on the Information Certificate. Holdings owns all of the issued and outstanding equity securities of COMSYS IT, Econometrix and PFI. COMSYS IT owns all of the issued and outstanding equity securities of COMSYS Services, Pure Solutions, COMSYS Limited, TWC Acquisition Sub, Plum Rhino and Praeos. COMSYS Services owns all of the issued and outstanding equity securities of COMSYS Canada. COMSYS Services owns all of the issued and outstanding equity securities of COMSYS Canadian Sub. No shares of the capital stock or other equity securities of any Credit Party, other than those described above, are issued and outstanding. Except as set forth on the Information Certificate, as of the Closing Date there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Credit Party of any equity securities of any such entity.”
          (e) Section 5.1. Section 5.1 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (q), (ii) deleting the period at the end of clause (r) thereof and substituting “; and” therefor and (iii) adding new clause (s) thereto immediately following clause (r) thereof as follows:
“(s) Debt of TWC Acquisition Sub incurred pursuant to the TWC Earnout.”
          (f) Section 5.6. Section 5.6 of the Credit Agreement is hereby amended by (i) deleting the “or” at the end of clause (f), (ii) deleting the period at the end of clause (g) thereof and substituting “; or” therefor and (iii) adding new clause (h) thereto immediately following clause (g) thereof as follows:
“(h) declare, pay, make or set aside any amount for any payment to the TWC Seller in respect of the TWC Earnout, except for such payments in respect of the TWC Earnout required to be made in accordance with Section 1.5 of the TWC Purchase Agreement, as in effect on the Seventh Amendment Effective Date, or as otherwise agreed to by Agent, provided such payment shall be made either (x) in Holdings’ common stock, to the extent otherwise permitted pursuant to the terms of this Agreement, or (y) in cash, in accordance with the following and provided that the following conditions are satisfied in respect of any and all such distributions and payments pursuant to this clause (y):
(i) no more than $7,500,000 shall be paid in cash in respect of the TWC Earnout in the aggregate during the term of this Agreement;
(ii) each payment in respect of the TWC Earnout shall be paid in the amount and at the time required to be paid in accordance with the TWC Purchase Agreement, as in effect on the Seventh Amendment Effective Date;
(iii) all payments in respect of the TWC Earnout shall be made on or after February 15, 2009;
(iv) no Default or Event of Default has occurred and is continuing or would arise as a result of any such payment;
(v) after giving effect to any such payment, the Borrowers are in compliance on a pro forma basis with the covenants set forth in Article VII, recomputed for the most recent quarter for which financial statements have been delivered (provided, that, solely for purposes of this Section 5.6(h)(v), anything contained in Article VII to the contrary notwithstanding, the Credit Parties shall be deemed to be bound by the covenants set forth in such Article VII at the time of such payment);
(vi) after giving effect to such payment, the Borrowers shall have Net Borrowing Availability of not less than $25,000,000 (provided, that, for purposes of determining Net Borrowing Availability solely with respect to this Section 5.6(h)(vi), the Permanent Reserve shall not be deducted in the calculation of the Borrowing Base); and
(vii) the Funds Administrator shall have delivered to the Agent a certificate certified by an authorized officer of the Funds Administrator setting forth the calculation of the amount of each payment required to be made in respect of the TWC Earnout in form and substance reasonably acceptable to the Agent;”
          (g) Section 9.1. Section 9.1(j) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(j) (1) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) (other than Wachovia Investors, Inc. and its Affiliates) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of fifty percent (50%) or more of the issued and outstanding shares of capital stock of Holdings having the right to vote for the election of the directors of Holdings under ordinary circumstances, (2) Holdings shall cease to directly own and control one hundred percent (100%) of each class of the outstanding equity interests of COMSYS IT, Econometrix and PFI, (3) COMSYS IT shall cease to directly own and control one hundred percent (100%) of the equity interests of COMSYS Services, Pure Solutions, COMSYS Limited, Praeos, TWC Acquisition Sub and Plum Rhino, (4) COMSYS Services shall cease to directly own and control one hundred percent (100%) of the equity interests of COMSYS Canada, (5) COMSYS Services shall cease to directly own and control one hundred percent (100%) of the equity interests of COMSYS Canadian Sub, (6) each Borrower shall cease to, directly or indirectly, own and control one hundred percent (100%) of each class of the outstanding equity interests of each Subsidiary of such Borrower (except, with respect to clauses (2), (3), (4), (5) and (6), to the extent permitted in Section 5.7(a)), (7) any “Change in Ownership,” “Fundamental Change,” or terms of similar import occurs under the Holdings Certificate of Designations, or (8) a period of ninety (90) consecutive days shall have elapsed during which Larry L. Enterline shall cease to be the chairman of the board, chief executive officer or president of each Credit Party for any reason unless prior to the expiration of such time, a replacement reasonably satisfactory to Agent shall have been appointed and employed, or”
          3. Consent to TWC Acquisition and Formation of TWC Acquisition Sub. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 4 hereof, and in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement and in this Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Financing Document (including, without limitation, Section 5.8 of the Credit Agreement), the Agent and the Lenders consent to (x) the TWC Acquisition, in accordance with the terms and conditions set forth in the TWC Purchase Agreement in effect on the date hereof, and (y) the formation of TWC Acquisition Sub; provided, that, each of the foregoing consents are conditioned on the following:
          (a) the aggregate purchase price shall not exceed $24,000,000 and shall consist solely of (i) a $16,500,000 payment in cash on the date hereof (to be paid with the proceeds of Revolving Loans, approximately $500,000 of which shall be immediately used to repay in full all existing Debt of the TWC Seller), (ii) the TWC Net Working Capital Adjustment, if any, and (iii) the TWC Earnout;
          (b) the Borrowers’ delivery to Agent of evidence of the formation of TWC Acquisition Sub and evidence that such Subsidiary is a Wholly Owned Subsidiary of COMSYS IT and has opted into Article VIII of the UCC and certificated its interests and, in connection therewith, (i) a Joinder to Credit Agreement, Notes and Information Certificate whereby TWC Acquisition Sub shall become a “Borrower” under the Credit Agreement, the Notes and the Information Certificate; (ii) a pledge amendment whereby COMSYS IT shall pledge one hundred percent of the membership interests of TWC Acquisition Sub to the Agent, for the benefit of the Lenders, together with all membership interest certificates of TWC Acquisition

Sub, assignments separate from certificate, proxies and other documents as the Agent reasonably shall request, pursuant to which the Agent shall have received, for the benefit of the Lenders, a first priority security interest in all of the issued and outstanding membership interests of TWC Acquisition Sub; (iii) a Joinder to that certain Borrower Security Agreement dated as of December 19, 2007 by and among Praeos, each other Debtor party thereto, if any, and the Agent executed by TWC Acquisition Sub, whereby TWC Acquisition Sub shall grant a lien on and security interest in all of TWC Acquisition Sub’s assets to secure TWC Acquisition Sub’s obligations under the Credit Agreement; (iv) a Collateral Assignment of Purchase Agreement by TWC Acquisition Sub and acknowledged by the TWC Seller; (v) a certificate of the Secretary of TWC Acquisition Sub certifying: (A) the names and true signatures of the officers of TWC Acquisition Sub authorized to execute, deliver and perform all obligations under the Financing Documents to which it is a party; (B) copies of the resolutions of the board of directors or other governing body of TWC Acquisition Sub approving and authorizing the execution, delivery and performance, as applicable, of all other documents, instruments or agreements to be executed or delivered in connection herewith; and (C) the Organizational Documents of TWC Acquisition Sub, certified by the Secretary of State of Delaware as of a recent date; (vi) a payoff letter from each lender to the TWC Seller in form and substance reasonably satisfactory to the Agent, together with such UCC-3 termination statements, releases of mortgage Liens and other instruments, documents and/or agreements necessary or appropriate to terminate any Liens in favor of such lenders securing indebtedness which is to be paid off on the date of the TWC Acquisition as the Agent may reasonably request, duly executed and in form and substance reasonably satisfactory to the Agent, (vii) evidence that (A) TWC Acquisition Sub has in place, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties against loss or damage of the kinds customarily carried or maintained by Persons of established reputation engaged in similar businesses and in commercially reasonable amounts and (B) pursuant to endorsements and/or assignments in form and substance satisfactory to the Agent, (x) the Agent has been named as lender’s loss payee, for its benefit and the benefit of the Lenders, in the case of casualty insurance, and (y) the Agent and each of the Lenders have been named as additional insureds in the case of all liability insurance; (viii) an opinion of counsel to TWC Acquisition Sub addressed to Agent and Lenders, in form and substance reasonably satisfactory to Agent; and (ix) all other agreements, instruments and documents as the Agent may reasonably request, including, without limitation, certified copies of all TWC Acquisition Documents, and the Borrowers shall take such additional actions as the Agent may reasonably require in order (A) to carry out more effectively the purposes of the Credit Agreement and the other Financing Documents, (B) to subject to the Liens created by any of the Security Documents any of the properties, rights or interests covered by any of the Security Documents, (C) to perfect and maintain the validity, effectiveness and priority of any of the Security Documents and the Liens intended to be created thereby, and (D) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or intended to be granted to the Agent and the Lenders under any Financing Document or under any other document executed in connection therewith;
          (c) the Borrowers’ delivery to Agent of evidence that the TWC Acquisition has been consummated; and
          (d) the Borrowers shall have delivered or otherwise complied with all of the requirements set forth in the definition of Permitted Acquisition (other than those conditions set forth in clause (12) of such definition) contained in the Credit Agreement.

Upon satisfaction of the conditions precedent set forth in Section 4 hereof and all of the requirements set forth in the definition of Permitted Acquisition (other than those conditions set forth in clause (12) of such definition) and notwithstanding anything to the contrary contained in the Credit Agreement, the TWC Acquisition shall be deemed to be a Permitted Acquisition under the Credit Agreement (provided, that, the purchase price paid in connection with the TWC Acquisition shall not be included in determining compliance or non-compliance with the baskets contained in clause (12) of the definition of Permitted Acquisition).
          4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)	delivery to the Agent of this Amendment executed by each Credit Party that is a party hereto, the Agent and the Lenders in form and substance reasonably satisfactory to the Agent;

(b)	the truth and accuracy of the representations and warranties contained in Section 6 hereof;

(c)	receipt and satisfactory review by Agent of all financial information with respect to the TWC Seller that Agent shall reasonably request

(d)	the execution and delivery of each document, agreement and instrument set forth on the Closing Agenda set forth on Schedule A attached hereto; and

(e)	no Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.
          5. Conditions Subsequent. As soon as practicable, but in no event later than ninety (90) days after the Seventh Amendment Effective Date, the Borrowers shall deliver control agreements executed by Wachovia Bank with respect to any bank accounts opened in the name of TWC Acquisition Sub, which such agreements shall be in form and substance reasonably acceptable to the Agent and shall provide that all cash maintained in such accounts shall automatically and without further direction on each banking day be remitted solely to the following account of the Agent for application to the Loans: Bank: LaSalle Bank; ABA #071000505, Account #5800393182; Account Name: MLBFS Corporate Finance; Other Ref: Comsys (unless otherwise agreed to by the Agent).
          6. Representations and Warranties. Each Credit Party that is a party hereto hereby represents and warrants to the Agent and each Lender as follows:
(a)	the representations and warranties of the Borrowers and the other Credit Parties contained in the Financing Documents are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty (i) relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date or (ii) is qualified by materiality or has Material Adverse Effect qualifiers, in which case, such representations and warranties shall be true and correct in all respects;

(b)	the execution, delivery and performance by such Credit Party of this Amendment, all of the Financing Documents to be delivered in accordance with Section 3 of this Amendment (collectively, the “Seventh Amendment Financing Documents”) and the TWC Purchase Documents are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official (other than (i) routine corporate, tax, ERISA, intellectual property, environmental filings and other filings from time to time necessary in connection with the conduct of such Credit Party’s business in the ordinary course, and (ii) recordings and filings in connection with the Liens granted to the Agent under the Financing Documents) and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organizational Documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it, except for such failures to file, violations, conflicts, breaches or defaults as could not reasonably be expected to have a Material Adverse Effect;

(c)	this Amendment, the Seventh Amendment Financing Documents and the TWC Purchase Documents constitute the valid and binding obligations of the Credit Parties that are parties hereto or thereto (as applicable), enforceable against such Persons in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor’s rights generally and by general equitable principles; and

(d)	after giving effect to this Amendment, no Default or Event of Default exists or will result from the transactions contemplated herein.
          7. No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Financing Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Financing Documents. Except as amended or consented to hereby, the Credit Agreement and other Financing Documents remain unmodified and in full force and effect. All references in the Financing Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.
          8. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
          9. Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

          10. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH CREDIT PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO THE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED C/O THE FUNDS ADMINISTRATOR AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
          11. WAIVER OF JURY TRIAL. EACH CREDIT PARTY, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
          12. Counterparts; Integration. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
          13. Reaffirmation. Each of the Credit Parties that is a party hereto, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Financing Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Financing Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Financing Documents remains in full force and effect and is hereby ratified and reaffirmed, subject to the amendments, consents and waivers set forth herein. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders or constitute a waiver of any provision of any of the Financing Documents (except as expressly set forth herein) or serve to effect a novation of the Obligations.
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWERS: COMSYS SERVICES LLC, a Delaware limited liability company, as the Funds Administrator and as a Borrower
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation, as a Borrower
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

PURE SOLUTIONS, INC., a Delaware corporation, as a Borrower
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

PRAEOS TECHNOLOGIES, LLC, a Delaware limited liability company, and successor by merger to Praeos Technologies, Inc., a Georgia corporation, as a Borrower
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

PLUM RHINO CONSULTING, LLC, a Delaware limited liability company, and successor in interest to Plum Rhino Consulting, LLC, a Georgia limited liability company, as a Borrower
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development
Consent and Seventh Amendment to Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

OTHER CREDIT PARTIES: COMSYS IT PARTNERS, INC., a Delaware corporation
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

PFI LLC, a Delaware limited liability company
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

COMSYS IT CANADA, INC., a North Carolina corporation
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

ECONOMETRIX, LLC, a Delaware limited liability company
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development
Consent and Seventh Amendment to Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

AGENT AND LENDER: MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Agent and a Lender
By:
	Name:	Scott E. Gast
	Title:	Vice President
Consent and Seventh Amendment to Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS: CF BLACKBURN LLC By: GMAC Commercial Finance LLC (Servicer), as Syndication Agent and as a Lender
By:
	Name:	Thomas Brent
	Title:	Director

ING CAPITAL LLC, as Co-Documentation Agent and as a Lender
By:
	Name:	Daryn K. Venéy
	Title:	Vice President

ALLIED IRISH BANKS PLC, as Co-Documentation Agent and as a Lender
By:
Name:
Title:

By:
Name:
Title:

NORTH FORK BUSINESS CAPITAL CORPORATION, as a Lender
By:
Name:
Title:
Consent and Seventh Amendment to Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS (CONT.): AIB DEBT MANAGEMENT, LIMITED, as a Lender
By:
Name:
Title:

By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC., as a Lender
By:
Name:
Title:

Consent and Seventh Amendment to Credit Agreement
(COMSYS)